Supplement dated February 2, 2015
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Emerging Markets Fund	1/1/2015
Effective February 2, 2015, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dara White, CFA	Senior Portfolio Manager	Lead Manager	2008
Robert Cameron	Senior Portfolio Manager	Co-manager	2008
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	Senior Portfolio Manager	Co-manager	2008
Young Kim	Portfolio Manager	Co-manager	February 2015
The rest of the section remains the same.
Effective February 2, 2015, the list of portfolio managers under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dara White, CFA	Senior Portfolio Manager	Lead Manager	2008
Robert Cameron	Senior Portfolio Manager	Co-manager	2008
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	Senior Portfolio Manager	Co-manager	2008
Young Kim	Portfolio Manager	Co-manager	February 2015
Mr. White joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2006. Mr. White began his investment career in 1998 and earned a B.S. in Finance and a B.S. in Marketing from Boston College.
Mr. Cameron joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2008. He was a portfolio manager and managing member of Cameron Global Investments LLC during the period 2003 to 2008. Mr. Cameron began his investment career in 1983 and earned a B.A. from the University of Toronto.
Ms. Huang joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 2003. She currently serves as Senior Portfolio Manager. Ms. Huang began her investment career in 1995 and earned a B.A. from Shenzhen University and an M.B.A. from Willamette University.
Mr. Kim joined the Investment Manager in 2011. Prior to joining the Investment Manager, Mr. Kim served as a senior equity analyst at Marathon Asset Management and Galleon Asia Management and worked in various operating and engineering roles in the technology industry. Mr. Kim began his investment career in 2005 and earned a B.S. and M.S. in engineering from Massachusetts Institute of Technology and an M.B.A. from Harvard Business School.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP142_08_003_(02/15)